 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2012

ORIGINOIL, INC.
 (Exact name of registrant as specified in its charter)

Nevada	333-147980	26-0287664
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5645 West Adams Boulevard Los Angeles, California 90016
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (323) 939-6645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 25, 2012 the following corporate actions adopted by the Board of Directors of OriginOil, Inc. (the “Company”) were submitted to certain stockholders of the Company for approval acting by written consent in lieu of a meeting:

•
an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of common stock to 250,000,000 shares and increase the total number of authorized shares of preferred stock to 25,000,000 shares,

•	the adoption of the OriginOil, Inc. 2012 Incentive Stock Plan (the “2012 Plan”) and reservation of 1,000,000 shares of common stock under the 2012 Plan, and

•	the adoption of an amendment to the Company’s 2009 Incentive Stock Plan (the “2009 Plan Amendment”).

A copy of the 2012 Plan and the 2009 Plan Amendment are attached hereto as Exhibits 99.1 and 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	OriginOil, Inc. 2012 Incentive Stock Plan.

99.2	Amendment No. 1 to OriginOil, Inc. 2009 Incentive Stock Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGINOIL, INC.

Dated: June 1, 2012	By:	/s/ T. Riggs Eckelberry
T. Riggs Eckelberry
Chief Executive Officer

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